EXHIBIT 32.1

PRIME GLOBAL CAPITAL GROUP INCORPORATED

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to Annual Report of Prime Global Capital Group Incorporated (the “Company”) on Form 10-K for the year ended October 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Weng Kung Wong, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Weng Kung Wong Weng Kung Wong
Date: March 31, 2020	Chief Executive Officer and Interim Chief Financial Officer